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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event report):  August 4, 1997


                              BANK OF AMERICA, FSB
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                (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER
                                  United States
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                 (STATE OF OTHER JURISDICTION OF INCORPORATION)


                                   333-3200-01
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                            (COMMISSION FILE NUMBER)

                                   91-0221850
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                     (I.R.S. EMPLOYER IDENTIFICATION NUMBER)


                              555 California Street
                             San Francisco, CA 94104
                                 (415) 622-2220
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   (ADDRESS AND TELEPHONE NUMBER OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

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Item 1.   CHANGES IN CONTROL OF REGISTRANT.

          Not applicable.

Item 2.   ACQUISITION OR DISPOSITION OF ASSETS.

          Not applicable.

Item 3.   BANKRUPTCY OR RECEIVERSHIP.

          Not applicable.

Item 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

          Not applicable.

Item 5.   OTHER EVENTS
          FILING OF EXTERNAL COMPUTATIONAL MATERIALS.*

          In connection with the offering of BankAmerica Manufactured Housing Contract Trust II Senior/Subordinate Pass-Through Certificates, Series 1997-1 (the "Publicly Offered Certificates"), Morgan Stanley & Co. Incorporated, as one of the underwriters of the Publicly Offered Certificates, has prepared certain materials (the "External Computational Materials") for distribution to potential investors in the offering.

          For purposes of this Form 8-K, External Computational Materials shall mean computer generated materials or charts displaying, with respect to the Publicly Offered Certificates, any of the following: yield, average life, duration, expected maturity, interest rate sensitivity, loss sensitivity, cash flow characteristics, background information regarding the loans, the proposed structure, decrement tables, or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. Certain of the External Computational Materials prepared by Morgan Stanley & Co. Incorporated are attached hereto as Exhibit 99.

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* Capitalized terms used herein without definition shall have the meanings assigned to them in the Preliminary Prospectus Supplement, dated July 29, 1997, and related Prospectus, dated June 4, 1996, of the Registrant relating to the Publicly Offered Certificates.


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Item 6.   RESIGNATIONS OF REGISTRANT'S DIRECTORS.

          Not applicable.

Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  Exhibit Number:

          The following is filed herewith.  The exhibit number corresponds with
          Item 601(b) of Regulation S-K.

     99 External Computational Materials prepared by Morgan Stanley & Co. Incorporated.


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                                   SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              BANK OF AMERICA, FSB


                              By:  /s/ John W. Wheeler
                                   --------------------------------------------
                                         John W. Wheeler*
                              Dated:   August 4, 1997.
                                       San Diego, California

* Mr. Wheeler is President and Division Chief Executive Officer of Bank of America, FSB.


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                                  EXHIBIT INDEX

Exhibit   Number                                                            Page
--------------                                                              ----
99  External Computational Materials prepared by Morgan Stanley
          & Co. Incorporated.

     (a)  Morgan Stanley & Co. Incorporated Cover Page

     (b)  Transaction Highlights

     (c) BankAmerica Manufactured Housing Contract Trust II 1997-1 Collateral Description

     (d) Geographic Distribution of Manufactured Homes as of Origination

     (e)  Distribution of Original Principal Balances of Contracts table

     (f)  Distribution of Original Loan-to-Value Ratios and
          Distribution of Contract Rates tables

     (g)  Remaining Months to Maturity table

     (h) Average Life Sensitivity Tables, Priced to 10% Termination Auction, for Class A-1, A-2, A-3, A-4, A-5, A-6, A-7, A-8, A-9, M and B-1
          Certificates

     (i) Average Life Sensitivity Tables, Priced to Maturity, for Class A-1, A-2, A-3, A-4, A-5, A-6, A-7, A-8, A-9, M and B-1 Certificates

     (j)  Decrement Tables for Class A-1, A-2, A-3,
          A-4, A-5, A-6, A-7, A-8, A-9, M and B-1 Certificates

     (k)  Computational Materials Defined Terms

     (l)  Pre-Marketing Structure for Class A-3,
          and A-4 Certificates


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